                                                                    Exhibit 10.1

          STOCKHOLDER AGREEMENT (this "Agreement") dated as of December 16, 2005, among JOHNSON & JOHNSON, a New Jersey corporation ("Parent"), and the individuals and other parties listed on Schedule A attached hereto (each, a "Stockholder" and, collectively, the "Stockholders").

          WHEREAS Parent, Emerald Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent ("Sub"), and Animas Corporation, a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS each Stockholder owns the number of shares of common stock, par value $.01 per share, of the Company (the "Company Common Stock"), set forth opposite his, her or its name on Schedule A attached hereto, together with any other shares of capital stock of the Company acquired by the Stockholders after the date hereof and during the term of this Agreement, including through the exercise of any stock options or similar instruments (such shares of Company Common Stock being collectively referred to herein as the "Subject Shares" of such Stockholder);

          WHEREAS the Board of Directors of the Company has approved the terms of this Agreement as set forth in the Merger Agreement; and

          WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has requested that each Stockholder enter into this Agreement.

          NOW, THEREFORE, to induce Parent to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual promises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1. Representations and Warranties of Each Stockholder. Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as of the date hereof in respect of himself, herself or itself as follows:

          (a) Authority, Execution and Delivery; Enforceability. The Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies. Except for the expiration or termination of the waiting periods under the HSR Act and informational filings with the SEC, the execution and delivery by the Stockholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to the loss of a benefit under, or result in the creation of any Lien upon any of the Subject Shares of the Stockholder under, (i) any trust agreement, loan or credit agreement, bond, debenture, note, mortgage, indenture, lease or other contract, agreement, obligation, commitment, arrangement, understanding, instrument, permit, franchise or license, whether oral or written (each, including all amendments thereto, a "Contract"), to which the Stockholder is a party or any of the Subject Shares of the Stockholder is subject or (ii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation applicable to the Stockholder or the Subject Shares of the Stockholder or (B) order, writ, injunction, decree, judgment or stipulation applicable to the Stockholder or the Subject Shares of the Stockholder. No consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required with respect to the Stockholder that is unique to the Stockholder in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for (i) compliance with and filings under the HSR Act, if applicable to the Stockholder's receipt in the Merger of the Merger Consideration, (ii) such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby and (iii) where the failure to obtain such consent, approval, order, authorization or action, or to make such registration, declaration or filing, could not reasonably be expected to prevent, materially impede or materially delay the performance by the Stockholder of its obligations under this Agreement. If the Stockholder is a natural person and is married, and the Stockholder's Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Stockholder's spouse, enforceable against such spouse in accordance with its terms. No trust of which such Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

          (b) The Subject Shares. The Stockholder is the record and beneficial owner of, or is trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any Liens. The Stockholder has the sole right to vote such Subject Shares (except to the extent that such Subject Shares are issuable upon the exercise of options that have not been exercised by such Stockholder), and, except as contemplated by this Agreement, none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of such Subject Shares.

          SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder that Parent (i) is duly incorporated, validly existing and in good standing under the laws of the State of New Jersey, (ii) has all requisite corporate power and authority to execute and deliver the Merger Agreement and to consummate the transactions contemplated thereby and (iii) has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and, assuming this Agreement constitutes the legal, valid and binding obligation of each of the other parties hereto, this Agreement constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally and the availability of equitable remedies. The execution and delivery by Parent of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms of this Agreement will not, conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to the loss of a benefit under, (i) the Certificate of Incorporation or By-laws of Parent, (ii) any Contract to which Parent is a party or any properties or assets of Parent are subject, in any way that would prevent, materially impede or materially delay the consummation by Parent of the transactions contemplated by this Agreement or (iii) subject to the filings and other matters referred to in the following sentence, any provision of any (A) statute, law, ordinance, rule or regulation applicable to Parent or the properties or assets of Parent or (B) order, writ, injunction, decree, judgment or stipulation applicable to Parent or the properties or assets of Parent, and in each case in any way that would prevent, materially impede or materially delay the consummation by Parent of the transactions contemplated by this Agreement. No material consent, approval, order or authorization of, action by or in respect of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, except for such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby.

          SECTION 3. Covenants of each Stockholder. Each Stockholder, acting as a stockholder of the Company and not as an officer or director of the Company, severally and not jointly, agrees as follows:

          (a) Without in any way limiting each Stockholder's right to vote its Subject Shares in its sole discretion with respect to any other matters, at any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement is sought, the Stockholder shall, including by executing a written consent if requested by Parent, vote (or cause to be voted) the Subject Shares in favor of the Merger, the adoption by the Company of the Merger

Agreement and the approval of the terms thereof and each of the other transactions contemplated by the Merger Agreement.

          (b) At any meeting of stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder's vote, consent or other approval is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, business combination, recapitalization, liquidation, dissolution, joint venture, binding share exchange, sale of substantial assets reorganization, or winding up of or by the Company or any other Takeover Proposal or (ii) any amendment of the Company Certificate or Amended and Restated By-laws or other proposal or transaction involving the Company, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or any other obligation of the Company under or with respect to, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of the Company Common Stock. The Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

          (c) The Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), consent to any Transfer of, or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares (or any interest therein) to any person other than pursuant to the terms of the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares other than pursuant to this Agreement and shall not commit or agree to take any of the foregoing actions. The Stockholder shall not, nor shall such Stockholder permit any entity under such Stockholder's control to, deposit any Subject Shares in a voting trust. Nothing contained in this Section 3(c) shall prohibit any sale, transfer or assignment of Subject Shares by a Stockholder that is a natural person to members of such Stockholder's family, a family trust of such Stockholder or a charitable institution or, by a Stockholder that is a family trust to a grantor or a beneficiary of that trust, if, in each case, the transferee of such Subject Shares agrees in writing to be bound by the terms hereof and notice of such sale, transfer or assignment, including the name and address of the purchaser, transferee or assignee, is delivered to Parent prior to such sale, transfer or assignment.

          (d) The Stockholder shall not, nor shall it authorize or permit (to the extent that it has the power not to permit) any employees or Affiliates of, or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative of, the Stockholder (collectively, the "Stockholder Representatives") to, directly or indirectly through any person or entity, (i) solicit, initiate or encourage, or take any other action designed to, or which would reasonably be expected to, facilitate, any inquiries or the making of any proposal that constitutes or would reasonably be expected to lead to a Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to any Takeover Proposal. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any Stockholder Representative of such Stockholder shall be a breach of this Section 3(d) by such Stockholder. The Stockholder shall promptly advise Parent orally and in writing of any Takeover Proposal or inquiry made to the Stockholder with respect to any Takeover Proposal.

          (e) Until the earlier of (i) the consummation of the Merger and (ii) termination of the Merger Agreement pursuant to its terms, the Stockholder shall use his, hers or its reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement. The Stockholder shall not issue any press release or make any other public statement with respect to this Agreement, the Merger Agreement, the Merger or any other transaction contemplated by this Agreement or the Merger Agreement without the prior written consent of Parent, except as may be required by applicable law.

          (f) The Stockholder, and any beneficiary of a revocable trust for which such Stockholder serves as trustee, shall not take any action to revoke or terminate such trust or take any other action which would restrict, limit or frustrate in any way the transactions contemplated by this Agreement. Each such beneficiary hereby acknowledges and agrees to be bound by the terms of this Agreement applicable to it.

          (g) The Stockholder hereby consents to and approves the actions taken by the Board of Directors of the Company in approving the Merger Agreement and this Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Stockholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights under Section 262 of the DGCL or other applicable law in connection with the Merger.

          SECTION 4. Grant of Irrevocable Proxy; Appointment of
Attorney-in-Fact.

          (a) Each Stockholder hereby irrevocably grants to, and appoints, Parent and Richard S. Dakers, James J. Bergin and Steven M. Rosenberg, in their respective capacities as officers or authorized representatives of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, and any individual designated in writing by any of them, as such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder's Subject Shares, or grant a consent or approval in respect of such Subject Shares (i) in favor of adoption of the Merger Agreement and approval of the Merger and any other transactions contemplated by the Merger Agreement, (ii) against any Takeover Proposal and (iii) against any amendment of the Company Certificate or Amended and Restated By-laws, or other proposal or transaction (including any consent solicitation to remove or elect any directors of the Company) involving the Company, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify, or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under or with respect to, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of the Company Common Stock. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

          (b) Such Stockholder represents that any proxies heretofore given in respect of such Stockholder's Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

          (c) Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. The irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement in accordance with Section 7.

          SECTION 5. Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

          SECTION 6. Additional Matters. (a) Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors, and that each certificate representing such Subject Shares will be inscribed with a legend to such effect. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Common Stock or other voting securities of the Company by any Stockholder, the number of Subject Shares listed in Schedule A beside the name of such Stockholder shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other voting securities of the Company issued to or acquired by such Stockholder. Notwithstanding any provision in this Agreement to the contrary, nothing herein shall require or be deemed to require the exercise of, or give any person other than the Stockholder the power to exercise, any option to purchase Company Common Stock.

          (b) Each Stockholder agrees that such Stockholder will tender to the Company, within 10 business days after the date hereof (or, in the event Subject Shares are acquired subsequent to the date hereof within 10 business days after the date of such acquisition), any and all certificates representing such Stockholder's Subject Shares in order that the Company may inscribe upon such certificates the legend in accordance with Section 5.10 of the Merger Agreement.

          (c) No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes (or shall be deemed to have made) any agreement or understanding herein in his or her capacity as such a director or officer of the Company. Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by any Stockholder or any employee or Affiliate of any Stockholder in his or her capacity as an officer or director of Company to the extent not prohibited by the Merger Agreement.

          SECTION 7. Termination. This Agreement shall terminate, and the provisions hereof shall be of no further force or effect, upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement or
(iii) at the option of any Stockholder, the execution or granting of any amendment, modification, change or waiver with respect to the Merger Agreement subsequent to the date of this Agreement that results in any decrease in the price to be paid per share for the shares of Company Common Stock. Nothing in this Section 7 shall relieve or otherwise limit the liability of any party for breach of this Agreement.

          SECTION 8. General Provisions. (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

          (b) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to Parent in accordance with Section 8.02 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A attached hereto (or at such other address for a party as shall be specified by like notice).

          (c) Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

          (d) Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement. This Agreement shall become effective against Parent when one or more counterparts have been signed by Parent and delivered to each Stockholder. This Agreement shall become effective against any Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent. Each party need not sign the same counterpart.

          (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any legal or equitable rights or remedies.

          (f) GOVERNING LAW; CAPITALIZED TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THE MERGER AGREEMENT.

          (g) Voidability. If prior to the execution hereof, the Board of Directors of the Company shall not have duly and validly authorized and approved by all necessary corporate action, this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, so that by the execution and delivery hereof Parent or Sub would become, or could reasonably be expected to become an "interested stockholder" with whom the Company would be prevented for any period pursuant to Section 203 of the DGCL from engaging in any "business combination" (as such terms are defined in Section 203 of the DGCL), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.

          SECTION 9. Specific Enforcement; Consent to Jurisdiction. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in any state court in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or of any state court located in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Federal court located in the State of Delaware or a state court located in the State of Delaware.

          SECTION 10. Assignment. Subject to Section 3(c), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any Stockholder, on the one hand, without the prior written consent of Parent nor by Parent, on the other hand, without the prior written consent of the Stockholders, and any assignment without such consent shall be null and void, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned Subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          SECTION 11. Waiver of Jury Trial. Each of the parties hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding arising out of this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.

          SECTION 12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

                                        JOHNSON & JOHNSON,


                                        by /s/ John A. Papa
                                           -------------------------------------
                                        Name: John A. Papa
                                        Title: Treasurer

                  [Signature pages of the Stockholders follow]

                                        LIBERTY VENTURES I, L.P.

                                        By: Liberty Ventures, Inc.
                                            Its General Partner


                                        By: /s/ Thomas R. Morse
                                            ------------------------------------
                                            Thomas R. Morse
                                            President


                                        LIBERTY VENTURES II, L.P.

                                        By: Liberty Venture Partners II, LLC,
                                            Its General Partner


                                        By: /s/ Thomas R. Morse
                                            ------------------------------------
                                            Thomas R. Morse
                                            Managing Director


                                        LIBERTY ADVISORS, INC.


                                        By: /s/ Thomas R. Morse
                                            ------------------------------------
                                            Thomas R. Morse
                                            President

                                        HLM/UH FUND, L.P.

                                        By: HLM/UH Associates, LLC
                                            Its General Partner

                                        By: HLM Management Co., Inc.
                                            Managing Member


                                        By: /s/ Edward L. Cahill
                                            ------------------------------------
                                            Edward L. Cahill
                                            Executive Vice President


                                        HLM OPPORTUNITIES FUND, L.P.

                                        By: HLM Opportunities Associates, LLC
                                            Its General Partner

                                        By: HLM Management Co., Inc.
                                            Managing Member


                                        By: /s/ Edward L. Cahill
                                            ------------------------------------
                                            Edward L. Cahill
                                            Executive Vice President


                                        HLM/CB FUND II, L.P.

                                        By: HLM/CB Associates II, LLC
                                            Its General Partner

                                        By: HLM Management Co., Inc.
                                            Managing Member


                                        By: /s/ Edward L. Cahill
                                            ------------------------------------
                                            Edward L. Cahill
                                            Executive Vice President

                                        /s/ Katherine D. Crothall
                                        ----------------------------------------
                                        Katherine D. Crothall


                                        KATHERINE D. CROTHALL GRANTOR
                                        RETAINED ANNUITY TRUST


                                        By: /s/ Katherine D. Crothall
                                            ------------------------------------
                                            Katherine D. Crothall


                                        KAREN L. LAAKMANN TRUST


                                        By: /s/ Katherine D. Crothall
                                            ------------------------------------
                                            Katherine D. Crothall
                                            Trustee


                                        CHRISTINE LAAKMANN TRUST


                                        By: /s/ Katherine D. Crothall
                                            ------------------------------------
                                            Katherine D. Crothall
                                            Trustee


                                        GAYLE R. LAAKMANN TRUST


                                        By: /s/ Katherine D. Crothall
                                            ------------------------------------
                                            Katherine D. Crothall
                                            Trustee


                                        PETER D. LAAKMANN TRUST


                                        By: /s/ Katherine D. Crothall
                                            ------------------------------------
                                            Katherine D. Crothall
                                            Trustee

                                        /s/ Graeme Crothall
                                        ----------------------------------------
                                        Graeme Crothall

                                        /s/ William A. Graham, IV
                                        ----------------------------------------
                                        William A. Graham, IV


                                        TRUST UNDER AGREEMENT OF WILLIAM A.
                                        GRAHAM, V DATED MARCH 16, 2000


                                        By: /s/ William A. Graham, IV
                                            ------------------------------------
                                            William A. Graham, IV
                                            Attorney-in-fact for William A.
                                            Graham, V


                                        TRUST UNDER AGREEMENT OF LAURA M.
                                        GRAHAM DATED JUNE 19, 2000


                                        By: /s/ William A. Graham, IV
                                            ------------------------------------
                                            William A. Graham, IV
                                            Attorney-in-fact for Laura M. Graham

                                        /s/ A. Peter Parsons
                                        ----------------------------------------
                                        A. Peter Parsons


                                        KATHERINE D. CROTHALL 1999
                                        DESCENDENTS TRUST


                                        By: /s/ A. Peter Parsons
                                            ------------------------------------
                                            A. Peter Parsons
                                            Trustee for the Katherine D.
                                            Crothall 1999 Descendents Trust

                                        DEED OF TRUST OF WILLIAM A. GRAHAM, IV,
                                        SETTLOR, DATED MAY 29, 1996, FRANCES R.
                                        GRAHAM, REGINA O. THOMAS, TRUSTEES,
                                        EIN: 23-7829976


                                        By: /s/ Regina O. Thomas
                                            ------------------------------------
                                            Regina O. Thomas
                                            Trustee under Deed of Trust of
                                            William A. Graham, IV, Settlor,
                                            dated May 29, 1996


                                        DEED OF TRUST OF WILLIAM A. GRAHAM, IV,
                                        SETTLOR, DATED JULY 27, 1998, FRANCES R.
                                        GRAHAM, REGINA O. THOMAS, TRUSTEES,
                                        EIN: 23-7987961


                                        By: /s/ Regina O. Thomas
                                            ------------------------------------
                                            Regina O. Thomas
                                            Trustee under Deed of Trust of
                                            William A. Graham, IV, Settlor,
                                            dated July 27, 1998

                                        GRAEME A. CROTHALL GRANTOR
                                        RETAINED ANNUITY TRUST


                                        By: /s/ Graeme A. Crothall
                                            ------------------------------------
                                            Graeme A. Crothall


                                        GRAEME A. CROTHALL 1999
                                        DESCENDENTS TRUST


                                        By: /s/ Graeme A. Crothall
                                            ------------------------------------
                                            Graeme A. Crothall
                                            Trustee for the Graeme A. Crothall
                                            1999 Descendents Trust

                                   SCHEDULE A

                                                                    NUMBER OF
                                                                    SHARES OF
                  NAME AND ADDRESS                                 COMMON STOCK
                   OF STOCKHOLDER                                OWNED OF RECORD
                  ----------------                               ---------------
Katherine D. Crothall                                               1,238,917
Katherine D. Crothall Grantor Retained Annuity Trust                  266,667
Graeme Crothall                                                       336,833
Peter D. Laakmann Trust                                                92,711
Karen L. Laakmann Trust                                                92,711
Christine Laakmann Trust                                               92,711
Gayle R. Laakmann Trust                                                92,711
William A. Graham, IV                                               1,437,587
Trust Under Agreement of William A. Graham, V Dated                   149,111
March 16, 2000
Trust Under Agreement of Laura M. Graham Dated June 19, 2000          149,111
Deed of Trust of William A. Graham, IV, Settlor,                       20,759
dated May 29, 1996, Frances R. Graham, Regina O.
Thomas, Trustees, EIN: 23-7829976
Deed of Trust of William A. Graham, IV, Settlor,                       35,640
dated July 27, 1998, Frances R. Graham, Regina O.
Thomas, Trustees,
EIN: 23-7987961

                                                                    NUMBER OF
                                                                    SHARES OF
                  NAME AND ADDRESS                                 COMMON STOCK
                   OF STOCKHOLDER                                OWNED OF RECORD
                  ----------------                               ---------------
Graham A. Crothall Grantor Retained Annuity Trust                     133,334
HLM/UH Fund, L.P.                                                     541,132
HLM/CB Fund II, L.P.                                                  225,471
HLM Opportunities Fund, L.P.                                          135,282
Liberty Advisors, Inc.                                                  1,837
Liberty Ventures I, L.P.                                              285,073
Liberty Ventures II, L.P.                                             285,073
A. Peter Parsons                                                        4,800
Katherine D. Crothall 1999 Descendents Trust                          351,422
Graeme A. Crothall 1999 Descendents Trust                             184,500
                                                                    ---------
   Total                                                            6,153,393